Accrued Expenses and Other Liabilities (Tables)	12 Months Ended
Dec. 31, 2024
Accrued Expenses and Other Liabilities [Abstract]
Schedule of Accrued Expenses and Other Liabilities

Accrued expenses and other liabilities consisted of the following:

	As of December 31,
	2023	2024
Accrued expenses and other current liabilities:
Loan from third parties (1)	$5,025,898	$9,445,508
Payroll payable	3,167,979	5,690,806
Other tax payable	3,204,557	4,464,196
Interest payable	355,605	492,334
Professional service fees payable	161,799	137,737
Others	2,022,415	3,058,872
Accrued expenses and other current liabilities	$13,938,253	$23,289,453
Accrued liabilities, non-current：
Long-term loan from third parties (2)	2,667,206	2,534,490
Litigation related payable (3)	4,634,577	4,508,695
Others	457,691	-
Accrued liabilities, non-current	7,759,474	7,043,185
TOTAL	$21,697,727	$30,332,638

(1)	Loan from third parties mainly consisted of:

(i)	Unsecured borrowings from third parties for ordinary business operation. For the borrowings, the interest rates range from 3.8% to 25.55% per annum and from 3.0% to 15.4% per annum for the years ended December 31, 2023 and 2024, respectively. The interest expenses were $1,013,209, $633,942 and $258,646 for the years ended December 31, 2022, 2023 and 2024. The borrowings are payable on demand.

Among them, five of the borrowings were sourced from five individuals or companies, who have no relationship with the Group. As of the date of this annual report, these borrowings remain overdue. The Group is actively engaging in negotiations with the aforesaid borrowers to secure an extension agreement.

(ii)	In October 2022, the Group entered into an exclusive license agreement with a third party, under which the term of exclusive license was 2 years, and the third party should pay the license fee of $1,369,994 (RMB10 million) to the Group upon the effectiveness of the agreement. Meanwhile, the same party entered into the agreement to grant the exclusive right to use these patents to the Group for 2 years at the consideration of $60,104 per month, aggregating $1,442,485 (RMB10.5 million). The patents under the agreements were pledged to the third party. The transaction was substantially loan from the third party with the patents pledged. The Group accounted for $1,369,994 (RMB10 million) as the principal of the loan from the third party, and the interests were calculated under effective interest method. In November 2022, the Group entered into another exclusive license agreement with the same party in the similar form to obtain another $1,346,741 (RMB10 million) loan, which was received in 2023. As of December 31, 2024, the Group recorded the remaining loan as current portion of $59,854, which will be repaid within one year.

(2)	Long-term loan from a third party primarily consisted of long-term loan for the purpose of investing in Zhizhen Guorui (Note 7) in February 2022, amounted to $2,534,490 as of December 31, 2024, with free interest rate in the first three years. The loan is due in five years, and if Zhizhen Guorui declares any cash dividend to the Group, the cash dividend would become the source to repay the loan in the first priority. The Group will repay the loan on the due day.

(3)	Litigation related payable mainly consisted of the litigation fee for the lawsuit between the Group and Apple paid by the third parties on behalf of the Group.